--------------------------------------------------------------------------------
                                                                SMALL CAP GROWTH
--------------------------------------------------------------------------------

Alliance Quasar
Fund

Semi-Annual Report
March 31, 2000


                         AllianceCapital [LOGO](R)
                         The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 4, 2000

Dear Shareholder:

The following report highlights the performance and investment strategy of the Alliance Quasar Fund (the "Fund") for the semi-annual reporting period ended March 31, 2000.

We are pleased to announce that Bruce K. Aronow, CFA, recently assumed lead responsibility for the management of the Fund. Mr. Aronow brings to the Fund his team of small-capitalization investment professionals, which has six years of experience in employing a structured collaborative approach to smaller-capitalization investing.

Investment Objective And Policies

The Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests in a diversified portfolio of equity securities that offer the possibility of above-average earnings growth. The Fund emphasizes investment in small-capitalization companies in the United States and may also pursue investment opportunities outside the United States.

Investment Results

The following table provides performance data for the Fund and its benchmark as represented by the Russell 2000 Growth Stock Index for the six- and twelve-month periods ended March 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended March 31, 2000

                                            6 months         12 months
--------------------------------------------------------------------------------
Alliance Quasar
Fund
  Class A                                    18.54%           21.60%
--------------------------------------------------------------------------------
  Class B                                    18.10%           20.65%
--------------------------------------------------------------------------------
  Class C                                    18.09%           20.63%
--------------------------------------------------------------------------------
Russell 2000
Growth Stock
Index                                        45.77%           59.04%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods and are based on the net asset value of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index and its returns are not indicative of any specific investment, including Alliance Quasar Fund.

      Additional investment results appear on pages 5-8.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

The Fund's underperformance during the six- and twelve-month periods resulted from its underweight position in both technology and health care. Although seemingly expensive at times, technology and health care were the clear performance drivers over the past six months. The Fund's historical underweighting in these sectors was the result of its historical discipline of focusing on identifying overlooked growth opportunities trading at discounted valuations. As the period ended, Mr. Aronow's team assumed responsibility for the investment management of the Fund's portfolio. The new team has already made substantial headway in realigning the Fund's investment portfolio as discussed below.

Investment Strategy

Mr. Aronow's team brings to the Fund a new investment approach to smaller-capitalization investing. The Fund has thus intensified its focus on companies demonstrating superior relative earnings growth and improving fundamental momentum. Accordingly, the Fund's U.S. technology and health care weightings have been increased from 15% and 10%, respectively, to approximately 43% and 15%, respectively, at period's end. Given that the technology weighting in the Russell 2000 Growth Stock Index stood at more than 42% as of March 31, 2000, indicative of the increasing significance of technology investing, the Fund's technology weighting may increase further over the next several months. Conversely, exposure to the consumer, industrial and financial services industries has been scaled back significantly. These shifts have driven the estimated average annual earnings growth rate of the companies in the Fund's portfolio from 24% to nearly 35%. Importantly, the valuations paid for these new securities have been only modestly higher, on a price-to-forecasted-earnings basis, than those of the Fund's previous holdings.

Investment Review

Driven by the expanding reach of the Internet and the ever-increasing demand for telecommunications capacity, technology companies continue to display some of the strongest fundamentals in the small-cap space. Valuations are certainly high, even after the recent correction among many "new economy" stocks, but in many cases are, we believe, justified by already rapid growth rates that are actually accelerating.

The Fund's technology investments are concentrated in the component suppliers to the wireless and broadband industries, as well as software and service providers to the Internet. We have also made several investments in pure Internet companies, but we have been careful to keep total exposure to this sector well below its weighting in the Russell 2000 Growth Stock Index.

Regarding health care, the Fund's U.S. biotechnology exposure is currently at market weight. Our biotechnology holdings are biased toward companies in late stage clinical trials or with currently approved products. The portfolio's recent additions to the health care sector are in device, diagnostic, and drug distribution companies, which are selling at reasonable valuations despite


--------------------------------------------------------------------------------
2 o ALLIANCE QUASAR FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

solid bottom-line growth. Also, we continue to focus additional investment dollars in the health care space in businesses not directly engaged in traditional health care services (i.e. hospitals, HMOs, and nursing homes), as the prospects for these companies remain clouded.

Despite a very healthy macroeconomic backdrop -- low unemployment and high consumer confidence -- consumer stocks remain largely out of favor. Investors continue to fear the impact of rising interest rates and the inability of most consumer companies to realize any material pricing increases. We have begun to shift the Fund's consumer assets away from companies perceived to have cyclical sensitivity into more defensive retailers and those benefiting from unique, isolated factors.

As for commercial services, we have increased our exposure to companies that benefit either directly or indirectly from the enormous investments being made in telecommunications and Internet infrastructure.

Rising interest rates and prospects for a slowing economy are causing us to modestly underweight industrials and financials. We are modestly overweighted in the energy sector due to our favorable long-term outlook on oil and gas prices. Within the energy industry, we are focused on those companies which have demonstrated the most rapid production growth rates. Among industrial companies, we have looked for ideas that are leveraged to rapidly growing and deregulating end-markets such as telecommunications and power. Finally, our financial services exposure has sought out opportunities in life reinsurance and asset management, two industries benefiting from strong secular growth drivers.

Outlook

We believe several factors are in place to drive continued U.S. small-cap outperformance over the next several quarters. First among these is the strong relative earnings growth and recently favorable earnings estimate revision trends. Secondly, relative valuations, although off the lows experienced late last year, remain well below their historical averages. Finally, mutual fund flows into U.S. small-cap funds were very strong through the first quarter of 2000.

Tempering our enthusiasm somewhat are the absolute valuation levels, which for several sectors of the small- cap universe have moved up to unprecedented levels. Even accounting for the correction experienced over the past several weeks, many of the "new economy" stocks still command overextended valuations relative to most traditional measures.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]          John D.
                         Carifa

[PHOTO OMITTED]          Bruce K.
                         Aronow

Portfolio Manager, Bruce K. Aronow, is the team leader of the Small Cap Growth equity portfolio management team with over 12 years of investment experience.
--------------------------------------------------------------------------------

We believe that the recent volatility experienced in the small-cap growth market does not signal an end to small-cap outperformance but rather reflects a near-term pause. Underlying fundamentals across most industries remain very healthy and many company valuations stand at attractive levels relative to their respective growth prospects. As we've gone about transitioning your Fund into more growth oriented investments displaying superior earnings prospects, we have opportunistically taken advantage of the recent volatility to redeploy your Fund's assets accordingly.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Bruce K. Aronow

Bruce K. Aronow
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE QUASAR FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
3/31/90 TO 3/31/00

                            [MOUNTAIN CHART OMITTED]

3/31/90
3/31/91
3/31/92
3/31/93
3/31/94
3/31/95
3/31/96
3/31/97
3/31/98
3/31/99
3/31/00        Russell 2000         Alliance Quasar Fund
               Growth Stock         Class A: $28,407
               Index:  $39,856

This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Fund Class A shares (from 3/31/90 to 3/31/00) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market.

When comparing Alliance Quasar Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE QUASAR FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED MARCH 31, 2000

                              [BAR CHART OMITTED]

              Alliance Quasar Fund - Yearly Periods Ended 3/31/00
--------------------------------------------------------------------------------
                                                        Russell 2000
                          Alliance Quasar Fund       Growth Stock Index
--------------------------------------------------------------------------------
      3/31/91                     -0.84%                    10.76%
      3/31/92                     11.51%                    18.98%
      3/31/93                      2.27%                     3.02%
      3/31/94                      9.87%                    10.73%
      3/31/95                      2.67%                     7.28%
      3/31/96                     64.64%                    31.37%
      3/31/97                      9.80%                    -5.82%
      3/31/98                     36.80%                    41.17%
      3/31/99                    -22.67%                   -11.04%
      3/31/00                     21.60%                    59.04%

Past performance in no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The unmanaged Russell 2000 Growth Stock Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Quasar Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE QUASAR FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
March 31, 2000 (unaudited)

INCEPTION DATE              PORTFOLIO STATISTICS
(Class A Shares)            Assets ($mil): $1,329.5
2/12/69                     Median Market Capitalization ($mil): $922.0

SECTOR BREAKDOWN:

41.89% Technology
18.39% Consumer Services
15.16% Healthcare
 5.36% Utilities
 4.73% Finance
 3.59% Energy                                [PIE CHART OMITTED]
 2.88% Consumer Manufacturing
 2.70% Capital Goods
 1.92% Multi-Industry Companies
 1.84% Transportation
 1.06% Basic Industry
 0.48% Short Term

HOLDINGS BY ISSUER COUNTRY:

93.15% United States
 2.30% Luxembourg
 1.41% Canada
 1.31% France                                [PIE CHART OMITTED]
 0.85% Israel
 0.50% United Kingdom
 0.48% Short Term

All data as of March 31, 2000. Sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2000

Class A
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
             1 Year                21.60%                    16.44%
            5 Years                18.39%                    17.36%
           10 Years                11.49%                    11.00%

Class B
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
             1 Year                20.65%                    16.65%
            5 Years                17.49%                    17.49%
    Since Inception*(a)            13.23%                    13.23%

Class C
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
             1 Year                20.63%                    19.63%
            5 Years                17.47%                    17.47%
    Since Inception*               14.76%                    14.76%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Investing in the stocks of small companies may provide the potential for greater returns, but is generally more volatile and the loss of principal may be greater, than funds investing in stocks of larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Dates: 9/17/90, Class B; 5/3/93 Class C.

(a) Assumes conversion of Class B shares into Class A shares after eight years.


--------------------------------------------------------------------------------
8 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
March 31, 2000 (unaudited)

                                                                Percent of
Company                                         Value           Net Assets
--------------------------------------------------------------------------------
Lifepoint Hospitals, Inc.               $  38,302,337                 2.9%
--------------------------------------------------------------------------------
Millicom International Cellular, SA        31,053,412                 2.3
--------------------------------------------------------------------------------
ISS Group, Inc.                            26,049,400                 1.9
--------------------------------------------------------------------------------
Excalibur Technologies Corp.               25,015,262                 1.9
--------------------------------------------------------------------------------
Dycom Industries, Inc.                     23,768,063                 1.8
--------------------------------------------------------------------------------
Carey International, Inc.                  23,301,900                 1.8
--------------------------------------------------------------------------------
Fairchild Semiconductor Corp.              22,619,050                 1.7
--------------------------------------------------------------------------------
Apex, Inc.                                 21,432,262                 1.6
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                 21,396,463                 1.6
--------------------------------------------------------------------------------
WatchGuard Technologies, Inc.              21,240,000                 1.6
--------------------------------------------------------------------------------
                                        $ 254,178,149                19.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended March 31, 2000 (unaudited)

                                        ----------------------------------------
                                                         Shares*
                                        ----------------------------------------
Purchases                                  Bought        Holdings 3/31/00
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                253,400                 253,400
--------------------------------------------------------------------------------
Documentum, Inc.                          244,300                 244,300
--------------------------------------------------------------------------------
Dycom Industries, Inc.                    487,550                 487,550
--------------------------------------------------------------------------------
Electronics Boutique Holdings Corp.       691,400                 691,400
--------------------------------------------------------------------------------
Exar Corp.                                217,600                 217,600
--------------------------------------------------------------------------------
ISS Group, Inc.                           223,600                 223,600
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                278,800                 278,800
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                   459,400                 459,400
--------------------------------------------------------------------------------
Varian Semiconductor
  Equipment Associates, Inc.              307,300                 307,300
--------------------------------------------------------------------------------
Westell Technologies, Inc. Cl.A           416,200                 416,200
--------------------------------------------------------------------------------

Sales                                        Sold        Holdings 3/31/00
--------------------------------------------------------------------------------
Apex, Inc.                              1,086,100                 577,300
--------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                1,519,800                 209,200
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A 3,955,700                      -0-
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                124,300                      -0-
--------------------------------------------------------------------------------
Legg Mason, Inc.                        1,726,100                 345,600
--------------------------------------------------------------------------------
Mohawk Industries, Inc.                 1,492,400                 540,300
--------------------------------------------------------------------------------
Nielsen Media Research, Inc.              789,700                      -0-
--------------------------------------------------------------------------------
Premier Parks, Inc.                     1,850,600                      -0-
--------------------------------------------------------------------------------
Sapient Corp.                             196,400                      -0-
--------------------------------------------------------------------------------
Zale Corp.                                756,200                  86,200
--------------------------------------------------------------------------------

* Adjusted for Stock Splits.


--------------------------------------------------------------------------------
                                                        ALLIANCE QUASAR FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2000 (unaudited)

Company                                           Shares             Value
--------------------------------------------------------------------------------

Common Stocks - 100.9%

Technology - 42.5%
Communication Equipment - 2.4%
TeleSpectrum Worldwide, Inc. (a)............   2,696,400    $   18,874,800
Westell Technologies, Inc. Cl.A(a)..........     416,200        13,266,375
                                                            --------------
                                                                32,141,175
                                                            --------------
Computer Hardware - 1.6%
Apex, Inc.(a)...............................     577,300        21,432,262
                                                            --------------
Computer Services - 3.0%
DBT Online, Inc.(a).........................     927,900        17,224,144
eLoyalty Corp.(a)...........................     519,800        12,410,225
Predictive Systems, Inc.(a).................     239,000        10,889,437
                                                            --------------
                                                                40,523,806
                                                            --------------
Computer Software - 15.0%
Active Software, Inc.(a)....................      88,600         5,635,791
Actuate Corp.(a)............................     188,900        10,165,181
Aspect Development, Inc.(a).................     301,600        19,415,500
BackWeb Technologies, Ltd. (Israel)(a)......     332,600        11,433,125
Blaze Software, Inc.(a).....................     110,500         3,149,250
Business Objects, SA ADR (France)(a)........     177,200        17,631,400
Documentum, Inc.(a).........................     244,300        19,055,400
Electronics Boutique Holdings Corp.(a)......     691,400        13,223,025
Informatica Corp.(a)........................      82,400         6,329,350
InterWorld Corp.(a).........................     158,400         8,949,600
Macrovision Corp.(a)........................     242,800        20,911,150
NetIQ Corp.(a)..............................     177,400        11,852,537
New Era of Networks, Inc.(a)................      33,200         1,303,100
Peregrine Systems, Inc.(a)..................     268,400        17,999,575
Pivotal Corp. (a)...........................     265,300         8,522,763
Prime Response, Inc.(a).....................     147,700         2,252,425
WatchGuard Technologies, Inc.(a)............     236,000        21,240,000
                                                            --------------
                                                               199,069,172
                                                            --------------
Contract Manufacturing - 0.9%
DII Group, Inc.(a)..........................     105,800        11,962,012
                                                            --------------
Internet - 1.7%
Avenue A, Inc.(a)...........................      66,300         2,022,150
FirstWorld Communications, Inc. Cl.B(a).....      80,300         1,636,113
GT Group Telecom, Inc. Cl.B(a)..............     238,800         4,984,950
Interleaf, Inc.(a)..........................      70,700         3,322,900
L90, Inc.(a)................................      42,700           811,300
Lifeminders.com, Inc.(a)....................      53,200         3,610,950
Modem Media Poppe Tyson, Inc.(a)............      89,700         2,904,037
Selectica, Inc.(a)..........................      37,100         3,274,075
                                                            --------------
                                                                22,566,475
                                                            --------------


--------------------------------------------------------------------------------
10 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Networking Software - 1.3%
Arrowpoint Communications, Inc.(a)..........      11,000    $    1,303,328
SonicWALL, Inc.(a)..........................     136,500         9,094,313
Visual Networks, Inc.(a)....................     118,100         6,702,175
                                                            --------------
                                                                17,099,816
                                                            --------------
Semi-Conductor Capital Equipment - 6.6%
Credence Systems Corp.(a)...................     135,200        16,916,900
Intersil Holding Corp.(a)...................     248,700        12,854,681
ISS Group, Inc.(a)..........................     223,600        26,049,400
MKS Instruments, Inc.(a)....................     242,000        12,221,000
Varian Semiconductor Equipment
   Associates, Inc.(a)......................     307,300        19,551,963
                                                            --------------
                                                                87,593,944
                                                            --------------
Semi-Conductor Components - 4.9%
Fairchild Semiconductor Corp.(a)............     619,700        22,619,050
International Rectifier Corp.(a)............     297,800        11,353,625
Metron Technology NV (a)....................     587,500        12,337,500
Semtech Corp.(a)............................     203,100        13,011,094
TelCom Semiconductor, Inc.(a)...............     172,100         5,206,025
                                                            --------------
                                                                64,527,294
                                                            --------------
Miscellaneous - 5.1%
American Superconductor Corp.(a)............     221,700         9,865,650
Choice One Communications, Inc.(a)..........      14,800           525,400
Exar Corp.(a)...............................     217,600        15,572,000
Excalibur Technologies Corp.(a).............     631,300        25,015,262
Neoforma.com, Inc. (a)......................       2,000            32,750
Net2000 Communications, Inc.(a).............      96,800         2,299,000
Power Integrations, Inc. ...................      70,300         1,757,500
PRI Automation, Inc.(a).....................      97,800         5,978,025
S1 Corp.(a).................................      81,300         6,966,394
                                                            --------------
                                                                68,011,981
                                                            --------------
                                                               564,927,937
                                                            --------------
Consumer Services - 18.7%
Airlines - 0.9%
Expeditores International of Washington,
   Inc. ....................................     285,300        11,340,675
                                                            --------------
Apparel - 1.2%
Men's Wearhouse, Inc.(a)....................     384,350        11,386,369
Zale Corp.(a)...............................      86,200         4,067,562
                                                            --------------
                                                                15,453,931
                                                            --------------
Broadcasting & Cable - 1.6%
Classic Communications, Inc. Cl.A(a)........     262,000         4,126,500
Entercom Communications Corp.(a)............      81,000         4,131,000
Mediacom Communications Corp. Cl.A(a).......     411,100         5,729,706
Westwood One, Inc.(a).......................     207,000         7,503,750
                                                            --------------
                                                                21,490,956
                                                            --------------


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Cellular Communications - 0.7%
SBA Communications Corp. Cl.A(a)............     221,200    $    9,732,800
                                                            --------------
Entertainment & Leisure - 2.9%
Ackerley Group, Inc. .......................     466,700         7,058,838
Activision, Inc.(a).........................     512,300         6,179,619
Imax Corp. (Canada)(a)......................     337,400         7,275,187
Penton Media, Inc. .........................     416,900        10,839,400
Station Casinos, Inc.(a)....................     324,200         7,071,612
                                                            --------------
                                                                38,424,656
                                                            --------------
Printing & Publishing - 0.3%
Scholastic Corp.(a).........................      65,300         3,522,119
                                                            --------------
Retail - General Merchandise - 3.5%
BJ's Wholesale Club, Inc.(a)................     423,400        16,353,825
Shopko Stores, Inc.(a)......................     705,700        12,526,175
Venator Group, Inc.(a)......................   2,047,900        18,303,106
                                                            --------------
                                                                47,183,106
                                                            --------------
Miscellaneous - 7.6%
Black Box Corp. (a).........................     179,500        12,427,570
CDW Computer Centers, Inc.(a)...............     253,400        21,396,463
Dycom Industries, Inc.(a)...................     487,550        23,768,063
FirstService Corp. (Canada) (a).............     610,200         6,731,269
Insight Enterprises, Inc.(a)................     458,300        16,699,306
Iron Mountain, Inc.(a)......................     434,800        14,810,375
Rayovac Corp.(a)............................     219,400         5,101,050
                                                            --------------
                                                               100,934,096
                                                            --------------
                                                               248,082,339
                                                            --------------
Health Care - 15.4%
Biotechnology - 4.8%
Allos Therapeutics, Inc.(a).................       2,700            38,644
Aviron (a)..................................     401,300        11,161,156
BioSource International, Inc.(a)............      55,900           681,281
Celgene Corp.(a)............................     120,400        11,987,325
Gene Logic, Inc.(a).........................      86,000         3,617,375
Gilead Sciences, Inc.(a)....................     180,200        11,420,175
Myriad Genetics, Inc.(a)....................      21,300         1,283,325
NaPro BioTherapeutics, Inc.(a)..............     156,900         1,314,038
Protein Design Labs, Inc.(a)................      65,000         5,167,500
Trimeris, Inc.(a)(b)........................      50,000         2,496,875
United Therapeutics Corp.(a)................     180,200        14,010,550
                                                            --------------
                                                                63,178,244
                                                            --------------
Drugs - 3.7%
Alpharma, Inc. Cl.A.........................     281,000        10,326,750
Angiotech Pharmaceuticals, Inc. (Canada)(a).     126,700         5,036,325
Aradigm Corp.(a)............................     170,300         3,555,012
Dura Pharmaceuticals, Inc.(a)...............     466,300         5,741,319
Jones Pharma, Inc. .........................     279,000         8,474,625


--------------------------------------------------------------------------------
12 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

King Pharmaceuticals, Inc.(a)...............     278,800    $    8,782,200
Shire Pharmaceuticals Group PLC ADR
   (United Kingdom)(a)......................     132,500         6,790,625
                                                            --------------
                                                                48,706,856
                                                            --------------
Medical Products - 1.2%
AmeriSource Health Corp. Cl.A(a)............     323,700         4,855,500
INAMED Corp.(a).............................     114,900         5,687,550
InfoCure Corp.(a)...........................     270,800         4,705,150
Intermune Pharmaceuticals, Inc.(a)..........      50,500         1,006,844
                                                            --------------
                                                                16,255,044
                                                            --------------
Medical Services - 5.7%
Bindley Western Industries, Inc. ...........     426,600         5,785,763
Lifepoint Hospitals, Inc.(a)................   2,303,900        38,302,337
Orthodontic Centers of America, Inc.(a).....     723,100        13,558,125
Quest Diagnostics, Inc.(a)..................     459,400        18,261,150
                                                            --------------
                                                                75,907,375
                                                            --------------
Miscellaneous - 0.0%
HealthExtras, Inc.(a).......................      86,300           388,350
                                                            --------------
                                                               204,435,869
                                                            --------------
Utilities - 5.4%
Telephone Utility - 4.4%
MasTec, Inc.(a).............................     204,400        18,191,600
MGC Communications, Inc.(a).................      59,900         4,282,850
Millicom International Cellular, SA
   (Luxembourg)(a)..........................     544,200        31,053,412
Pac-West Telecomm, Inc.(a)...............     174,700         5,459,375
                                                            --------------
                                                                58,987,237
                                                            --------------
Miscellaneous - 1.0%
Alamosa PCS Holdings, Inc.(a)...............      13,100           494,525
Dobson Communications Corp. Cl.A(a).........     124,500         2,863,500
IXnet, Inc.(a)..............................      42,700         1,958,863
Rural Cellular Corp. Cl.A(a)................     117,800         7,958,862
                                                            --------------
                                                                13,275,750
                                                            --------------
                                                                72,262,987
                                                            --------------
Finance - 4.8%
Banking - Regional - 0.5%
Silicon Valley Bancshares(a)................      95,800         6,885,625
                                                            --------------
Brokerage & Money Management - 1.1%
Legg Mason, Inc. ...........................     345,600        14,947,200
                                                            --------------
Insurance - 1.2%
Reinsurance Group of America, Inc. .........     673,400        16,035,337
                                                            --------------
Real Estate - 1.1%
Chelsea GCA Realty, Inc. ...................     209,200         6,066,800
Pinnacle Holdings, Inc.(a)..................     157,800         8,718,450
                                                            --------------
                                                                14,785,250
                                                            --------------


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------------

Miscellaneous - 0.9%
CompuCredit Corp.(a)........................     308,600    $   11,167,463
                                                            --------------
                                                                63,820,875
                                                            --------------
Energy - 3.6%
Domestic Producers - 0.8%
Murphy Oil Corp. ...........................     196,400        11,317,550
                                                            --------------
Oil Service - 1.3%
Barrett Resources Corp.(a)..................     271,700         8,100,056
Santa Fe International Corp. ...............     246,900         9,135,300
                                                            --------------
                                                                17,235,356
                                                            --------------
Pipelines - 1.2%
Kinder Morgan, Inc. ........................     300,900        10,381,050
Southern Union Co. .........................     277,791         5,017,600
                                                            --------------
                                                                15,398,650
                                                            --------------
Miscellaneous - 0.3%
Newfield Exploration Co.(a).................     126,100         4,445,025
                                                            --------------
                                                                48,396,581
                                                            --------------
Consumer Manufacturing - 2.9%
Auto & Related - 2.9%
Dollar Thrifty Automotive Group, Inc.(a)....     282,900         4,862,344
Group 1 Automotive, Inc.(a).................   1,255,800        14,598,675
Monaco Coach Corp.(a).......................   1,022,712        19,431,528
                                                            --------------
                                                                38,892,547
                                                            --------------
Capital Goods - 2.7%
Electrical Equipment - 0.0%
C&D Technologies, Inc. .....................      12,600           743,400
                                                            --------------
Machinery - 0.7%
United Rentals, Inc.(a).....................     516,300         8,906,175
                                                            --------------
Pollution Control - 0.2%
Tetra Tech, Inc.(a).........................      91,000         2,161,250
                                                            --------------
Miscellaneous - 1.8%
L-3 Communications Holdings, Inc.(a)........     196,500        10,218,000
Mohawk Industries, Inc.(a)..................     540,300        12,089,213
Roper Industries, Inc. .....................      67,200         2,280,600
                                                            --------------
                                                                24,587,813
                                                            --------------
                                                                36,398,638
                                                            --------------
Multi-Industry Companies - 1.9%
Amphenol Corp. Cl.A (a).....................     148,600        15,194,350
Korn/Ferry International(a).................     361,400        10,751,650
                                                            --------------
                                                                25,946,000
                                                            --------------


--------------------------------------------------------------------------------
14 o ALLIANCE QUASAR FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------------

Transportation - 1.9%
Trucking - 0.1%
Consolidated Freightways Corp.(a)...........     264,200    $    1,560,431
                                                            --------------
Miscellaneous - 1.8%
Carey International, Inc. (a)...............   1,370,700        23,301,900
                                                            --------------
                                                                24,862,331
                                                            --------------
Basic Industry - 1.1%
Containers - 0.7%
Packaging Corp. of America (a)..............     903,100         9,482,550
                                                            --------------
Mining & Metals - 0.4%
Ispat International NV Cl.A.................     321,600         4,783,800
                                                            --------------
                                                                14,266,350
                                                            --------------
Total Common Stocks (cost $1,154,260,317)...                 1,342,292,454
                                                            --------------
Short-Term Investment - 0.5%
Time Deposit - 0.5%
State Street Euro Dollar
   5.50%, 4/03/00
   (amortized cost $6,430,000)..............  $    6,430         6,430,000
                                                            --------------
Total Investments - 101.4%
   (cost $1,160,690,317)....................                 1,348,722,454
Other assets less liabilities - (1.4%)......                   (19,253,631)
                                                            --------------
Net Assets - 100%...........................                $1,329,468,823
                                                            ==============

(a)   Non-income producing security.

(b)   Illiquid security, valued at fair market value (see Note A).

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2000 (unaudited)

Assets
Investments in securities, at value
   (cost $1,160,690,317) ...................................     $1,348,722,454
Cash .......................................................                302
Receivable for investment securities sold ..................         15,958,039
Receivable for capital stock sold ..........................            772,644
Dividends and interest receivable ..........................            447,203
                                                                 --------------
Total assets ...............................................      1,365,900,642
                                                                 --------------
Liabilities
Payable for investment securities purchased ................         28,820,615
Advisory fee payable .......................................          3,322,439
Payable for capital stock redeemed .........................          2,389,870
Distribution fee payable ...................................            777,764
Accrued expenses ...........................................          1,121,131
                                                                 --------------
Total liabilities ..........................................         36,431,819
                                                                 --------------
Net Assets .................................................     $1,329,468,823
                                                                 ==============
Composition of Net Assets
Shares of capital stock, at par ............................     $      100,247
Additional paid-in capital .................................      1,205,764,155
Accumulated net investment loss ............................         (9,086,447)
Accumulated net realized loss on investment
   transactions ............................................        (55,341,269)
Net unrealized appreciation of investments and
   other assets ............................................        188,032,137
                                                                 --------------
                                                                 $1,329,468,823
                                                                 ==============
Calculation Of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($467,721,014 / 16,552,901) shares of capital stock
   issued and outstanding) .................................             $28.26
Sales charge -- 4.25% of public offering price .............               1.25
                                                                         ------
Maximum offering price .....................................             $29.51
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($568,728,711 / 22,591,008 shares of capital stock
   issued and outstanding) .................................             $25.18
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($151,965,115 / 6,030,522 shares of capital stock
   issued and outstanding) .................................             $25.20
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($141,053,983 / 4,948,981 shares of capital stock
   issued and outstanding) .................................             $28.50
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE QUASAR FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2000 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $3,353) ........................   $   4,648,197
Interest ......................................         890,760   $   5,538,957
                                                  -------------
Expenses
Advisory fee ..................................       7,150,641
Distribution fee - Class A .................         711,525
Distribution fee - Class B ....................       2,968,376
Distribution fee - Class C ....................         844,588
Transfer agency ...............................       2,328,876
Printing ......................................         406,468
Custodian .....................................         129,967
Administrative ................................          62,000
Audit and legal ...............................          39,179
Registration ..................................          27,215
Directors' fees ...............................          10,500
Miscellaneous .................................          29,799
                                                  -------------
Total expenses ................................      14,709,134
Less: expense offset arrangement
   (see Note B) ...............................         (84,060)
                                                  -------------
Net expenses ..................................                       14,625,074
                                                                  -------------
Net investment loss ...........................                      (9,086,117)
                                                                  -------------

Realized and Unrealized Gain
on Investments
Net realized gain on investment transactions ..                      62,220,894
Net change in unrealized appreciation/
   depreciation of investments and
   other assets ...............................                     203,830,445
                                                                  -------------
Net gain on investments .......................                     266,051,339
                                                                  -------------
Net Increase in Net Assets
   from Operations ............................                   $ 256,965,222
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                            Six Months Ended       Year Ended
                                             March 31, 2000      September 30,
                                               (unaudited)            1999
                                            ----------------    ---------------
Increase (Decrease) In Net Assets
from Operations
Net investment loss ......................   $    (9,086,117)   $   (20,698,529)
Net realized gain (loss) on investment
   transactions ..........................        62,220,894       (106,576,025)
Net change in unrealized appreciation/
   depreciation of investment and
   other assets ..........................       203,830,445        329,590,064
                                             ---------------    ---------------
Net increase in net assets from
   operations ............................       256,965,222        202,315,510
Distributions to shareholders from:
Net realized gain on investments
   Class A ...............................                -0-       (22,822,927)
   Class B ...............................                -0-       (32,223,330)
   Class C ...............................                -0-        (9,594,700)
   Advisor Class .........................                -0-        (9,530,738)
Capital Stock Transactions
Net decrease .............................      (365,495,180)      (167,508,661)
                                             ---------------    ---------------
Total decrease ...........................      (108,529,958)       (39,364,846)
Net Assets
Beginning of year ........................     1,437,998,781      1,477,363,627
                                             ---------------    ---------------
End of period ............................   $ 1,329,468,823    $ 1,437,998,781
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $62,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,344,164 for the six months ended March 31, 2000.

For the six months ended March 31, 2000, the Fund's expenses were reduced by $84,060 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $51,700, $1,502,255 and $47,341 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2000.


--------------------------------------------------------------------------------
20 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Brokerage commissions paid on investment transactions for the six months ended March 31, 2000 amounted to $3,667,726, of which $236,393 was paid to Donaldson Lufkin & Jenrette Securities Corp., directly and none was paid to the Pershing Division of Donaldson Lufkin & Jenrette Securities Corp., affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $26,852,019 and $1,886,829 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,224,205,465 and $1,544,937,833 respectively, for the six months ended March 31, 2000. There were no purchases or sales of U.S. government and government agency obligations for the six months ended March 31, 2000.

At March 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $283,085,767 and gross unrealized depreciation of investments was $95,053,630, resulting in net unrealized appreciation of $188,032,137.

At September 30, 1999, the Fund had a capital loss carryforward of $57,376,477 which expires in the year 2007.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $37,936,099 during the fiscal year 1999. To the extent that the carryover losses are used to offset future capital gain, it is probable that gain will not be distributed to shareholders.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

----------------------------------------------------------------------------------------------------------
                        --------------------------------------      ---------------------------------------
                                          Shares                                      Amount
                        --------------------------------------      ---------------------------------------
                        Six Months Ended            Year Ended      Six Months Ended            Year Ended
                          March 31, 2000         September 30,        March 31, 2000         September 30,
                              (unaudited)                 1999            (unaudited)                 1999
                        -----------------------------------------------------------------------------------
Class A
Shares sold                   68,311,085            98,790,378       $ 1,828,962,818       $ 2,400,686,846
----------------------------------------------------------------------------------------------------------
Shares issued in
    reinvestment of
    distributions                     -0-              905,363                    -0-           20,225,926
----------------------------------------------------------------------------------------------------------
Shares converted
    from Class B                  87,456               207,656             2,339,680             5,081,272
----------------------------------------------------------------------------------------------------------
Shares redeemed              (73,544,604)         (100,436,418)       (1,980,636,384)       (2,454,577,511)
----------------------------------------------------------------------------------------------------------
Net decrease                  (5,146,063)             (533,021)      $  (149,333,886)      $   (28,583,467)
==========================================================================================================

Class B
Shares sold                    3,901,453            10,825,928       $    93,146,954       $   234,278,096
----------------------------------------------------------------------------------------------------------
Shares issued in
    reinvestment of
    distributions                     -0-            1,502,631                    -0-           30,216,175
----------------------------------------------------------------------------------------------------------
Shares converted
    to Class A                   (97,986)             (230,997)           (2,339,680)           (5,081,272)
----------------------------------------------------------------------------------------------------------
Shares redeemed               (8,784,661)          (15,515,244)         (209,336,576)         (336,327,068)
----------------------------------------------------------------------------------------------------------
Net decrease                  (4,981,194)           (3,417,682)      $  (118,529,302)      $   (76,914,069)
==========================================================================================================

Class C
Shares sold                    6,423,307            15,173,234       $   157,925,163       $   331,891,743
----------------------------------------------------------------------------------------------------------
Shares issued in
    reinvestment of
    distributions                     -0-              445,616                    -0-            8,970,452
----------------------------------------------------------------------------------------------------------
Shares redeemed               (8,270,191)          (16,765,900)         (203,184,152)         (368,024,477)
----------------------------------------------------------------------------------------------------------
Net decrease                  (1,846,884)           (1,147,050)      $   (45,258,989)      $   (27,162,282)
==========================================================================================================
Advisor Class
Shares sold                    3,484,660            15,459,710       $    93,660,216       $   362,260,667
----------------------------------------------------------------------------------------------------------
Shares issued in
    reinvestment of
    distributions                     -0-              413,259                    -0-            9,281,785
----------------------------------------------------------------------------------------------------------
Shares redeemed               (5,393,259)          (16,841,169)         (146,033,219)         (406,391,295)
----------------------------------------------------------------------------------------------------------
Net decrease                  (1,908,599)             (968,200)      $   (52,373,003)      $   (34,848,843)
==========================================================================================================
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22 o ALLIANCE QUASAR FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2000.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ---------------------------------------------------------------------------------------------
                                                                                     CLASS A
                                   ---------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                    March 31,                                  Year Ended September 30,
                                         2000          -------------------------------------------------------------------------
                                   (unaudited)             1999            1998            1997           1996          1995
                                   ---------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ..........        $23.84            $22.27          $30.37          $27.92         $24.16        $22.65
                                   ---------------------------------------------------------------------------------------------
Income From
   Investment Operations
Net investment loss ...........          (.12)(a)          (.22)(a)        (.17)(a)        (.24)(a)       (.25)         (.22)(a)
Net realized and unrealized
   gain (loss) on investment
   transactions ...............          4.54              2.80           (6.70)           6.80           8.82          5.59
                                   ---------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .................          4.42              2.58           (6.87)           6.56           8.57          5.37
                                   ---------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gains .............            -0-            (1.01)          (1.23)          (4.11)         (4.81)        (3.86)
                                   ---------------------------------------------------------------------------------------------
Net asset value,
   end of period ..............        $28.26            $23.84          $22.27          $30.37         $27.92        $24.16
                                   =============================================================================================
Total Return
Total investment return
   based on net asset
   value(b) ...................         18.54%            11.89%         (23.45)%         27.81%         42.42%        30.73%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............      $467,721          $517,289        $495,070        $402,081       $229,798      $146,663
Ratio to average net assets of:
   Expenses ...................          1.67%(c)(d)       1.69%(c)        1.61%(c)        1.67%          1.79%         1.83%
   Net investment loss ........          (.90)%(d)         (.90)%          (.59)%          (.91)%        (1.11)%       (1.06)%
Portfolio turnover rate .......            86%               91%            109%            135%           168%          160%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------------------------------
                                                                             CLASS B
                                   -----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                    March 31,                              Year Ended September 30,
                                         2000          ---------------------------------------------------------------------
                                   (unaudited)             1999           1998           1997           1996        1995
                                   -----------------------------------------------------------------------------------------
Net asset value,
   beginning of year ..........        $21.32            $20.17         $27.83         $26.13         $23.03      $21.92
                                   -----------------------------------------------------------------------------------------
Income From
   Investment Operations
Net investment loss ...........          (.19)(a)          (.37)(a)       (.36)(a)       (.42)(a)       (.20)       (.37)(a)
Net realized and unrealized
   gain (loss) on investment
   transactions ...............          4.05              2.53          (6.07)          6.23           8.11        5.34
                                   -----------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .................          3.86              2.16          (6.43)          5.81           7.91        4.97
                                   -----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gains .............            -0-            (1.01)         (1.23)         (4.11)         (4.81)      (3.86)
                                   -----------------------------------------------------------------------------------------
Net asset value,
   end of period ..............        $25.18            $21.32         $20.17         $27.83         $26.13      $23.03
                                   =========================================================================================
Total Return
Total investment return
   based on net asset
   value(b) ...................         18.10%            11.01%        (24.03)%        26.70%         41.48%      29.78%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............      $568,729          $587,919       $625,147       $503,037       $112,490     $16,604
Ratio to average net assets of:
   Expenses ...................          2.41%(c)(d)       2.46%(c)       2.39%(c)       2.51%          2.62%       2.65%
   Net investment loss ........         (1.64)%(d)        (1.68)%        (1.36)%        (1.73)%        (1.96)%     (1.88)%
Portfolio turnover rate .......            86%               91%           109%           135%           168%        160%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------------------------------------
                                                                               CLASS C
                                   -------------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                    March 31,                                   Year Ended September 30,
                                         2000           ----------------------------------------------------------------------
                                   (unaudited)              1999           1998            1997           1996        1995
                                   -------------------------------------------------------------------------------------------
Net asset value,
   beginning of year ..........        $21.34             $20.18         $27.85          $26.14         $23.05      $21.92
                                   -------------------------------------------------------------------------------------------
Income From
   Investment Operations
Net investment loss ...........          (.20)(a)           (.36)(a)       (.35)(a)        (.42)(a)       (.20)       (.37)(a)
Net realized and unrealized
   gain (loss) on investment
   transactions ...............          4.06               2.53          (6.09)           6.24           8.10        5.36
                                   -------------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .................          3.86               2.17          (6.44)           5.82           7.90        4.99
                                   -------------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
   realized gains .............            -0-             (1.01)         (1.23)          (4.11)         (4.81)      (3.86)
                                   -------------------------------------------------------------------------------------------
Net asset value,
   end of period ..............        $25.20             $21.34         $20.18          $27.85         $26.14      $23.05
                                   ===========================================================================================
Total Return
Total investment return
   based on net asset
   value(b) ...................         18.09%             11.05%        (24.05)%         26.74%         41.46%      29.87%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ............      $151,965           $168,120       $182,110        $145,494        $28,541      $1,611
Ratio to average net assets of:
   Expenses ...................          2.41%(c)(d)        2.45%(c)       2.38%(c)        2.50%          2.61%       2.64%
   Net investment loss ........         (1.63)%(d)         (1.66)%        (1.35)%         (1.72)%        (1.94)%     (1.76)%
Portfolio turnover rate .......            86%                91%           109%            135%           168%        160%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE QUASAR FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                 -------------------------------------------------------------------------
                                                                             ADVISOR CLASS
                                                 -------------------------------------------------------------------------
                                                 Six Months
                                                      Ended                                                 October 2,
                                                  March 31,              Year Ended September 30,           1996(e) to
                                                       2000           ------------------------------     September 30,
                                                 (unaudited)              1999              1998                  1997
                                                 -------------------------------------------------------------------------
Net asset value, beginning of period .....           $24.01             $22.37            $30.42                $27.82
                                                 -------------------------------------------------------------------------
Income from Investment Operations
Net investment loss(a) ...................             (.08)              (.15)             (.09)                 (.17)
Net realized and unrealized gain (loss)
   on investment transactions ............             4.57               2.80             (6.73)                 6.88
                                                 -------------------------------------------------------------------------
Net increase (decrease) in net asset value
   from operations .......................             4.49               2.65             (6.82)                 6.71
                                                 -------------------------------------------------------------------------
Less: Distributions
Distributions from net realized gains ....               -0-             (1.01)            (1.23)                (4.11)
                                                 -------------------------------------------------------------------------
Net asset value, end of period ...........           $28.50             $24.01            $22.37                $30.42
                                                 =========================================================================
Total Return
Total investment return based on net
   asset value(b) ........................            18.70%             12.16%           (23.24)%               28.47%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .......................         $141,054           $164,671          $175,037               $62,455
Ratio to average net assets of:
   Expenses ..............................             1.37%(c)(d)        1.42%(c)          1.38%(c)              1.58%(d)
   Net investment loss ...................             (.59)%(d)          (.62)%            (.32)%                (.74)%(d)
Portfolio turnover rate ..................               86%                91%              109%                  135%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                              Six Months
                                   Ended               Year               Year
                               March 31,              Ended              Ended
                                    2000      September 30,      September 30,
                              (unaudited)              1999               1998
                              ------------------------------------------------
      Class A............          1.66%              1.68%              1.60%
      Class B............          2.40%              2.45%              2.38%
      Class C............          2.40%              2.44%              2.37%
      Advisor Class......          1.36%              1.41%              1.37%

(d)   Annualized.

(e)   Commencement of distribution.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

equity

Another term for stock.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

small-capitalization or small-cap company

Refers to a company with a relatively small market capitalization.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.


--------------------------------------------------------------------------------
28 o ALLIANCE QUASAR FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE QUASAR FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce K. Aronow, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                       ALLIANCE QUASAR FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE QUASAR FUND

Alliance Quasar Fund                                           -----------------
1345 Avenue of the Americas                                        BULK RATE
New York, NY 10105                                               U.S. POSTAGE
(800) 221-5672                                                       PAID
                                                                 New York, NY
                                                                Permit No. 7131
                                                               -----------------




AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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